EXHIBIT 10.01

EXECUTION COPY

AMENDMENT NO. 1

to

CREDIT AGREEMENT

THIS AMENDMENT NO.1 TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 8, 2004 by and among HEIDRICK & STRUGGLES INTERNATIONAL, INC. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 22, 2003 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 9.02 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Borrower, the requisite number of Lenders under Section 9.02 of the Credit Agreement, and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement:

1. Amendment to the Credit Agreement. Effective as of March 8, 2004 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1 Section 1.01 of the Credit Agreement is amended to restate clause (f) of the definition of “Permitted Investments” in its entirety as set forth below:

(f) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (e) above;

1.2 Section 1.01 of the Credit Agreement is amended to restate clause (h) of the definition of “Permitted Investments” in its entirely as set forth below:

(h) in the case of investments of any Foreign Subsidiary or non-domestic branch of the Borrower, securities issued by any foreign government or any political subdivision of any foreign government or any public instrumentality thereof having maturities of not more than one year from the date of the acquisitions thereof and, at the time of the acquisition thereof, having an investment grade credit rating obtainable from S&P, Moody’s, or other generally recognized rating agency;

1.3 Section 1.01 of the Credit Agreement is amended to restate clause(e) of the definition of “Permitted Two-Year Investments” in its entirety as set forth below:

(e) in the case of investments of any Foreign Subsidiary or non-domestic branch of the Borrower, securities issued by any foreign government or any political subdivision of any foreign government or any public instrumentality thereof having maturities of not more than two years from the date of the acquisitions thereof and, at the time of the acquisition thereof, having an investment grade credit rating obtainable from S&P, Moody’s, or other generally recognized rating agency;

1.4 Section 6.11.4 of the Credit Agreement is amended and restated to read as set forth below:

Minimum Net Worth. The Borrower will at all times maintain Consolidated Net Worth of not less than the sum of (i) $110,000,000, plus (ii) 50% of Consolidated Net Income earned in each fiscal quarter beginning with the fiscal quarter ending on March 31, 2004 (without deduction for losses), plus (iii) 75% of Net Cash Proceeds received by the Borrower or any Subsidiary.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) duly executed signature pages to this Amendment from the Borrower, the requisite number of Lenders under Section 9.02 of the Credit Agreement, and the Administrative Agent and (b) for the ratable account of each Lender party hereto, an amendment fee in an amount equal to 0.025% of such Lender’s Commitment.

3. Representations and Warranties of the Borrower.

(a) The Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) certifies to the Lenders and the Administrative Agent that no Default has occurred and is continuing.

4. References to the Credit Agreement.

(a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “ this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:	/s/ Kenneth J. Ashley
Name:
Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:	/s/ Beth Grossman
Name:	Beth Grossman
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Mary L. Bartlett
Name:	Mary Lou Bartlett
Title:	Senior Vice President

BANK OF AMERICA, N.A.

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:	/s/ Craig W. Mcguire
Name:	CRAIG W. McGUIRE
Title:	VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT